UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2019

MISONIX, INC.

(Exact name of Registrant as specified in its charter)

New York	001-10986	11-2148932
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1938 New Highway, Farmingdale, New York	11735
(Address of Principal Executive Offices)	(Zip Code)

(631) 694-9555

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Shares, $0.01 par value	Trading Symbol MSON	Name of exchange on which registered The Nasdaq Global Market

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On May 2, 2019 (the “Agreement Date”), Misonix, a New York corporation (“Misonix”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Solsys Medical, LLC, a Delaware limited liability company (“Solsys”), New Misonix, Inc., a New York corporation and a direct, wholly owned subsidiary of Misonix (“ParentCo”), Motor Reincorp. Sub One, Inc., a New York corporation and a direct, wholly owned subsidiary of ParentCo (“Merger Sub One”), Surge Sub Two, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of ParentCo (“Merger Sub Two,” and together with Merger Sub One, the “Merger Subs”) and, solely in his capacity as the representative for the equityholders of Solsys, Greg Madden, an individual resident of the State of Massachusetts. The Merger Agreement and the Mergers (as defined below) have been approved by the board of directors of Misonix and the board of managers of Solsys.

The Merger Agreement provides that Misonix and Solsys will combine under a new holding company, ParentCo, in a transaction in which the shareholders of Misonix and unitholders of Solsys will receive stock in ParentCo. After the closing of the transactions contemplated by the Merger Agreement, the former Misonix shareholders will own approximately 64% of the outstanding ParentCo common stock and the former Solsys unitholders will own approximately 36% of the outstanding ParentCo common stock. ParentCo will be renamed “Misonix, Inc.” concurrently with the closing of the transactions contemplated by the Merger Agreement (the “Transactions”).

Structure

Pursuant to the terms and subject to the satisfaction or valid waiver of the conditions set forth in the Merger Agreement, (i) Merger Sub One will merge with and into Misonix (the “Misonix Merger”), with Misonix surviving the Misonix Merger as a wholly owned subsidiary of ParentCo, and (ii) immediately following the consummation of the Misonix Merger, Merger Sub Two will merge with and into Solsys (the “Solsys Merger,” and together with the Misonix Merger, the “Mergers”), with Solsys surviving the Solsys Merger as a wholly owned subsidiary of ParentCo.

Consideration

Upon the Misonix Merger becoming effective, each share of Misonix common stock issued and outstanding immediately prior to the Misonix Merger (other than shares of Misonix common stock owned by Misonix, Solsys or any of their respective subsidiaries) will be converted into the right to receive one share of ParentCo common stock upon the terms and subject to the conditions set forth in the Merger Agreement. Upon the Solsys Merger becoming effective, the units of Solsys issued and outstanding immediately prior to the Solsys Merger will, upon the terms and subject to the conditions set forth in the Merger Agreement, be converted into the right to receive an aggregate of approximately 5.7 million new shares of ParentCo common stock, with the allocation of such shares to holders of Solsys units being made in accordance with the Solsys operating agreement. We refer to the shares of ParentCo common stock to be issued in the Solsys Merger as the “Merger Consideration”.

Effect on Misonix Stock Option and Other Stock-Based Awards

Upon the terms and subject to the conditions set forth in the Merger Agreement, options to purchase Misonix common stock (each, a “Misonix Stock Option”), restricted shares of Misonix common stock (“Misonix Restricted Stock”) and rights of any kind to receive shares of Misonix common stock or benefits measured in whole or in part by the value of shares of Misonix common stock granted by Misonix, other than Misonix Stock Options (each, other than Misonix Stock Options, a “Misonix Stock-Based Award”), in each case, that is outstanding as of immediately prior to the effective time of the Misonix Merger, will be treated as follows.

●	Each Misonix Stock Option will (i) be assumed by ParentCo and become, as of the effective time of the Misonix Merger, an option to purchase, on the same terms and conditions (including applicable vesting requirements) as applied to such Misonix Stock Option immediately prior to the effective time of the Misonix Merger, the same number of shares of ParentCo common stock as the number of shares of Misonix common stock subject to such Misonix Stock Option immediately prior to the effective time of the Misonix Merger, at an exercise price per share of ParentCo common stock equal to the exercise price for each such share of Misonix common stock subject to such Misonix Stock Option immediately prior to the effective time of the Misonix Merger and (ii) cease to represent an option or right to acquire shares of Misonix common stock.

●	Each Misonix Stock-Based Award, including shares of Misonix Restricted Stock, will be assumed by ParentCo and become, as of the effective time of the Misonix Merger, an award, on the same terms and conditions (including applicable vesting requirements and deferral provisions) as applied to each such Misonix Stock-Based Award immediately prior to the effective time of the Misonix Merger, with respect to the number of shares of ParentCo common stock that is equal to the number of shares of Misonix common stock subject to the Misonix Stock-Based Award immediately prior to the effective time of the Misonix Merger. Shares of Misonix common stock issued in connection with the settlement of Misonix Stock-Based Awards which vest on or prior to the effective time of the Misonix Merger (including vested Misonix Restricted Stock) will be treated in the same manner as shares of Misonix common stock.

Governance

Upon the completion of the Mergers, ParentCo will have a board of directors consisting initially of five directors, three of whom will be designated by Misonix and two of whom will be designated by Solsys. Solsys has currently designated Michael Koby and Paul LaViolette to serve on the ParentCo board of directors.

Upon completion of the Mergers, the officers of Misonix will become the officers of ParentCo. In connection with the execution of the Merger Agreement, ParentCo entered into employment agreements that will become effective following the completion of the Mergers with Mr. Allan Staley, Mr. Linwood Staub and Ms. Arti Masturzo, as further discussed below.

Covenants, Representations and Warranties

The Merger Agreement contains customary representations, warranties and covenants of Solsys, Misonix, ParentCo and the Merger Subs, including covenants by each party relating to conduct of their business prior to the closing of the Mergers. Additionally, Solsys has agreed to (i) not solicit, initiate or take any action to facilitate or encourage or induce the making of, submission or announcement of, any alternative proposals for an acquisition of Solsys and (ii) use commercially reasonable efforts to consummate the offering of additional units of Solsys in exchange for at least $4,000,000 in new capital to Solsys (the “Solsys Capitalization Infusion”). Misonix has also agreed to (i) as promptly as practicable following the Agreement Date, file with the U.S. Securities and Exchange Commission (the “SEC”) a joint proxy and consent solicitation statement/prospectus relating to the meeting of Misonix’s shareholders to approve the terms of the Mergers, including the issuance of shares of ParentCo common stock as part of the Merger Consideration, and adopt the Merger Agreement (the “Misonix Shareholder Meeting”) and a Registration Statement on Form S-4 (the “Form S-4”) relating to the registration of the shares of ParentCo common stock being issued in connection with the Mergers, and (ii) as promptly as practicable following the effectiveness of the Form S-4, establish a record date, duly call, give notice of, convene and hold the Misonix Shareholder Meeting and use commercially reasonable efforts to obtain the Misonix shareholders’ approval of the terms of the Mergers and adoption of the Merger Agreement.

Conditions to Merger

The consummation of the Mergers is subject to certain conditions, including, among others, (i) receipt of necessary approvals by Misonix shareholders of the adoption of the Merger Agreement and the terms of the Mergers, as well as the issuance of ParentCo common stock as the Merger Consideration at the Misonix Shareholder Meeting (the “Misonix Shareholder Approval”), (ii) receipt of necessary approvals of the adoption of the Merger Agreement and the terms of the Solsys Merger by members of Solsys owning more than (A) 55% of the Solsys Series E Units owned by all the holders of Solsys Series E Units, voting or consenting separately as a single class and (B) if the transactions contemplated by the Merger Agreement do not qualify as a Qualified Sale (as defined in the current operating agreement of Solsys), 50% of Solsys’s Common Units, Series A Units, Series B Units, Series C Units and Series D Units, or an aggregate basis, voting or consenting as a single class (collectively, the “Solsys Unitholder Approval”), (iii) the approval for listing on the NASDAQ Global Market of the shares of ParentCo common stock issuable in connection with the Mergers, (iv) the absence of certain legal impediments to the completion of the Mergers, (v) subject to certain exceptions, the accuracy of the representations and warranties made by Misonix, ParentCo, the Merger Subs and Solsys and compliance in all material respects by Misonix, ParentCo, Merger Subs and Solsys with their respective covenants contained in the Merger Agreement, (vi) each Employment Agreement (as defined below), Lock-Up Agreement (as defined below) and Non-Compete Agreement (as defined below) being in full force and effect, (vii) the completion of the Solsys Capitalization Infusion and (viii) other customary conditions.

Termination Rights

The Merger Agreement contains certain termination rights by either Misonix or Solsys, including if (i) the Mergers are not consummated by the six-month anniversary of the Agreement Date (the “Outside Date”), (ii) any governmental authority of competent jurisdiction has enacted a law or issued an order permanently prohibiting either of the Mergers, (iii) the Misonix Shareholder Approval is not obtained or (iv) the Solsys Unitholder Approval is not obtained.

If Solsys is not in material breach of any its representations, warranties, covenants or agreements set forth in the Merger Agreement, Solsys may terminate the Merger Agreement if Misonix, ParentCo or either Merger Sub breaches any of its respective representations, warranties, covenants or agreements set forth in the Merger Agreement and such breach is either not curable prior to the Outside Date or, if curable, is not cured within the earlier of 15 business days after Solsys has notified Misonix of such breach and two business days prior to the Outside Date.

If none of Misonix, ParentCo or the Merger Subs is in material breach of any their respective representations, warranties, covenants or agreements set forth in the Merger Agreement, Misonix may terminate the Merger Agreement if Solsys breaches any of its representations, warranties, covenants or agreements set forth in the Merger Agreement and such breach is either not curable prior to the Outside Date or, if curable, is not cured within the earlier of 15 business days after Misonix has notified Solsys of such breach and two business days prior to the Outside Date.

Representations and Warranties for Benefit of the Parties Only

The Merger Agreement contains representations and warranties made by Misonix, ParentCo and Merger Subs, on the one hand, and Solsys, on the other hand, to, and solely for the benefit of, each other. The assertions embodied in the representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein and are qualified by information in confidential disclosure schedules provided by Misonix to Solsys and Solsys to Misonix in connection with the signing of the Merger Agreement. While Misonix does not believe that these disclosure schedules contain information that the securities laws require the parties to publicly disclose, other than information that has already been so disclosed, they do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Misonix or Solsys. Finally, information concerning the subject matter of the representations and warranties may have changed since the Agreement Date, which subsequent information may or may not be fully reflected in the companies’ public disclosures.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Support Agreements

As a condition to Misonix’s willingness to enter into the Merger Agreement, simultaneously with the execution of the Merger Agreement, certain unitholders of Solsys, holding 100% of the outstanding Solsys Series E Units and approximately 11.5%of the outstanding Solsys Common Units, Series A Units, Series B Units, Series C Units and Series D Units, taken together as a single class, entered into a support agreement with Misonix (the “Solsys Support Agreement”), pursuant to which such Solsys unitholders agreed to, among other things and subject to the terms of the Surge Support Agreement, vote or consent to the approval of the Merger Agreement, the consummation of the Solsys Merger and the other transactions contemplated by the Merger Agreement to which Solsys is a party. Additionally, two of Solsys’s unitholders, 1315 Capital Solsys, Inc. and SV-Solsys Inc., further agreed to purchase their respective pro rata portion of new Solsys units in the Solsys Capitalization Infusion and to purchase any Solsys units that are not subscribed for by other Solsys unitholders up to a total of $2,000,000 each (the “1315/SV Lock-Up Agreement”).

As a condition to Solsys’s willingness to enter into the Merger Agreement, simultaneously with the execution of the Merger Agreement, certain shareholders of Misonix, holding approximately 18.6%of the issued and outstanding shares of Misonix common stock, entered into a support agreement with Misonix (the “Misonix Support Agreement”), pursuant to which such Misonix shareholders agreed to, among other things and subject to the terms of the Misonix Support Agreement, vote in favor of the issuances of ParentCo common stock and approval of the Merger Agreement, the consummation of the Misonix Merger and the other transactions contemplated by the Merger Agreement to which Misonix is a party.

The foregoing descriptions of the Solsys Support Agreement, Solsys 1315/SV Support Agreement and the Misonix Support Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Solsys Support Agreement, Solsys 1315/SV Support Agreement and the Misonix Support Agreement, copies of which are being filed as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 hereto, respectively, and are incorporated by reference herein.

Lock-Up Agreement

As a condition to Misonix’s willingness to enter into the Merger Agreement, simultaneously with the execution of the Merger Agreement, certain unitholders of Solsys entered into a lock-up agreement (the “Lock-Up Agreement”), pursuant to which such Solsys unitholders agreed to not, among other things and subject to the terms of the Lock-Up Agreement, for a period of 12 months following the closing of the Mergers (i) pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of ParentCo common stock acquired as Merger Consideration (such shares of ParentCo common stock held by such Solsys unitholders, collectively, the “Lock-Up Securities”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Lock-Up Securities, whether any such transaction is to be settled by delivery of shares of Lock-Up Securities, in cash or otherwise, or (iii) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Lock-Up Agreement, a copy of which is being filed as Exhibit 10.3 hereto and is incorporated by reference herein.

Employment Agreements

Simultaneously with the execution of the Merger Agreement, ParentCo entered into employment agreements (each an “Employment Agreement”) with each of Allan Staley, Linwood Staub and Dr. Arti Masturzo, all of whom are current employees of Solsys, which will become effective upon the consummation of the Solsys Merger. Upon the completion of the Mergers, the Employment Agreement with Allan Staley provides that he will serve as the President of ParentCo.

Item 7.01	Regulation FD Disclosure.

On May 3, 2019, Misonix held an investors conference call to discuss Misonix’s acquisition of Solsys. A copy of the transcript for the conference call is attached as Exhibit 99.1 hereto.

The information under this Item 7.01 along with Exhibit 99.1 attached hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of Exhibit 99.1 attached hereto is not intended to constitute a determination by Misonix that the information is material or that the dissemination of the information is required by Regulation FD.

* * *

Forward Looking Statements

This communication contains forward-looking statements, which address a variety of subjects including, for example, the allocation of the merger consideration. Statements that are not historical facts, including statements about our beliefs, plans and expectations, are forward-looking statements. Such statements are based on our current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the ability to satisfy the conditions to closing of the Transactions, on the expected timing or at all; the occurrence of any event that could give rise to the termination of the Merger Agreement; the risk of stockholder litigation relating to the Transactions, including resulting expense or delay; higher than expected or unexpected costs associated with or relating to the Transactions; the risk that expected benefits, synergies and growth prospects of the Transactions may not be achieved in a timely manner, or at all; the risk that Solsys’s business may not be successfully integrated with Misonix following the closing; the risk that Misonix and Solsys will be unable to retain and hire key personnel; and the risk that disruption from the Transactions may adversely affect Misonix’s or Solsys’s business and relationships with their customers, suppliers or employees. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Misonix’s filings with the SEC, including the risk factors contained in Misonix’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances.

Important Additional Information Will Be Filed With The SEC

In connection with the Transaction, Misonix and Solsys intend to file relevant information with the SEC, including a registration statement of Misonix on Form S-4 that will include a prospectus and proxy statement of Misonix and a consent solicitation statement of Solsys (the “joint proxy and consent solicitation statement/prospectus”). INVESTORS AND SECURITY HOLDERS OF MISONIX AND SOLSYS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND JOINT PROXY AND CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MISONIX, SOLSYS AND THE TRANSACTIONS. A definitive joint proxy and consent solicitation statement/prospectus will be sent to Misonix’s stockholders and Solsys unitholders. Investors and security holders will be able to obtain the registration statement and the joint proxy and consent solicitation statement/prospectus free of charge from the SEC’s website or from Misonix as described below. The documents filed by Misonix with the SEC may be obtained free of charge at Misonix’s website at www.misonix.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Misonix by requesting them by mail at Misonix, Inc., 1938 New Highway, Farmingdale, New York 11735, Attention Investor Relations, or by telephone at 631-694-9555.

Participants in the Solicitation

Misonix, Solsys and certain of their directors, executive officers and employees may be deemed participants in the solicitation of proxies from Misonix shareholders in connection with the proposed transaction. Information regarding the persons who may be deemed to be participants in the solicitation of Misonix shareholders in connection with the Transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the joint proxy and consent solicitation statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Misonix and their ownership of Misonix common stock is set forth in the definitive proxy statement for Misonix’ s 2019 annual meeting of shareholders, as previously filed with the SEC on March 25, 2019. Free copies of these documents may be obtained as described in the paragraphs above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated May 2, 2019, by and among Misonix, New Misonix, Inc., Reincorp. Merger Sub One, Inc., Surge Sub Two, LLC, Solsys and, solely in its capacity as the representative for the Solsys equityholders, Greg Madden.
10.1	Support Agreement, dated May 2, 2019, by and among Misonix, Inc., Allan Staley, Linwood Staub and Dr. Arti Masturzo.
10.2	Support Agreement, dated May 2, 2019, by and among Misonix, Inc. 1315 Capital Solsys, Inc. and SV-Solsys Inc.
10.3	Support Agreement, dated May 2, 2019, by and among Misonix, Inc., Stavros Vizirgianakis, Joseph Dwyer, Sharon Klugewicz, Scott Ludecker, John Salerno and Dan Voic.
10.4	Form of Lock-Up Agreement
99.1	Transcript to the Investors Conference Call held on May 3, 2019
* All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2019	Misonix, Inc.

	By:	/s/ Stavros Vizirgianakis
Stavros Vizirgianakis Chief Executive Officer